Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of GTDATA CORPORATION (the "COMPANY"), for the quarterly period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Robert Genesi, Principal Executive Officer and Principal Financial Officer of the Company, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Genesi

Robert Genesi
Principal Executive Officer
Principal Financial Officer

Dated: May 31, 2005

A signed original of this written statement required by Section 906 has been provided to GTDATA CORPORATION and will be retained by GTDATA CORPORATION and furnished to the Securities and Exchange Commission or its staff upon request.